UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2015
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As previously disclosed, the Board of Directors of Forest City Enterprises, Inc. (the “Company”) approved a plan to reorganize the Company to qualify as a real estate investment trust for federal income tax purposes for the taxable year ending December 31, 2016 (the “REIT Conversion”). As one step in the series of transactions comprising the REIT Conversion, on September 15, 2015, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Forest City Realty Trust, Inc., a Maryland corporation and a wholly-owned subsidiary of the Company (the “REIT”), FCILP, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the REIT (“FCILP”), and FCE Merger Sub, Inc., an Ohio corporation wholly owned in the aggregate by the REIT and FCILP (the “Merger Subsidiary”), whereby the Merger Subsidiary will be merged with and into the Company (the “Merger”) with the Company surviving as a wholly-owned subsidiary of the REIT. Pursuant to the Merger Agreement, at the Effective Time, as defined in the Merger Agreement, each outstanding share of Class A common stock of the Company, $0.33 1/3 par value per share, will be converted into one share of Class A common stock of the REIT, $0.01 par value per share and each outstanding share of Class B common stock of the Company, $0.33 1/3 par value per share will be converted into one share of Class B common stock of the REIT, $0.01 par value per share. In addition, each outstanding option to purchase or other right to acquire shares of Forest City common stock would automatically convert into an option to purchase or right to acquire, upon the same terms and conditions, an identical number of shares of REIT common stock.

The Merger will ensure, among other things, the effective adoption and implementation of an amended and restated charter of the REIT, which will include share ownership and transfer restrictions to facilitate the REIT’s compliance with certain of the federal income tax rules applicable to companies that qualify as real estate investment trusts under the Internal Revenue Code of 1986, as amended (the “Code”) related to share ownership. Completion of the Merger is subject to certain conditions, including approval of the Merger Agreement by the Company’s shareholders at a Special Meeting of Shareholders (the “Special Meeting”), which is currently scheduled for October 22, 2015. If the Merger Agreement is approved by the Company’s shareholders and the other conditions set forth in the Merger Agreement are satisfied, it is currently expected that the Merger would be completed on or about December 31, 2015.

Upon completion of the Merger, the REIT would, in effect, replace the Company as the publicly held corporation traded on the New York Stock Exchange under the symbols “FCE.A” and “FCE.B”, respectively, and the holders of Company common stock would hold the same number of shares of each class and same ownership percentage of the REIT immediately after the Merger as they held of the Company immediately prior to the Merger.

The Merger Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Effective Time by action of the board of directors of the Company if it should determine that for any reason the completion of the transactions provided for therein would be inadvisable or not in the best interest of the Company and its shareholders.

The Merger and subsequent conversion of the Company to a Delaware limited partnership as part of the REIT Conversion, taken together, is intended to qualify as a tax-free reorganization under the federal income tax laws.

Upon completion of the Merger, both classes of REIT common stock would be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the REIT would be the successor issuer to the Company.

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1.

Item 8.01. Other Events.

On September 15, 2015, the Company issued a press release announcing the execution of the Merger Agreement and that, on September 15, 2015, the REIT filed Amendment No. 2 to a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the Company’s planned REIT Conversion, containing a preliminary proxy statement/prospectus for use in connection with the Special Meeting. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Forward-Looking Statements

This communication contains forward-looking statements, including the statements regarding the REIT Conversion. These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, the inability to complete the REIT Conversion in a timely manner, the inability to complete the REIT Conversion due to the failure of either or both classes of the Company’s shareholders to adopt one or more of the holding company merger proposal, the proposal to amend the Company’s articles, and the proposals regarding the REIT’s organizational documents, in each case as described in the proxy statement/prospectus that will be delivered to the Company’s shareholders prior to the Special Meeting, the failure to satisfy other conditions to completion of the REIT Conversion, including receipt of required third-party consents, the failure of the REIT Conversion to close for any other reason, the effect of the announcements regarding the REIT Conversion on the market price of the Company’s common stock, the possibility that the anticipated benefits of the REIT Conversion will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the REIT Conversion, the possibility that the REIT Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the impact on us of complying with requirements to qualify as a real estate investment trust under the Code, the impact of issuing equity, debt or both to satisfy the Code requirement to distribute pre-real estate investment trust earnings and profits and other costs incident to effectuating our plan to so qualify, the impact of the amount and timing of any future distributions by the Company and/or the REIT, the impact of covenants that could prevent us from satisfying the distribution requirements under the Code that must be met in order for us to so qualify, our lack of experience operating as an entity that so qualifies, legislative, administrative, regulatory or other actions affecting real estate investment trusts, including positions taken by the Internal Revenue Service, our ability to achieve our strategic goals, changes in the market price of the REIT’s common stock following the REIT Conversion, our ability to complete non-core asset dispositions, the impact to our deferred tax liability balance if we qualify as a real estate investment trust under the Code, the state of the economy and financial markets generally and the effect on our industry, and the market for our common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents that we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this communication, and we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the REIT Conversion. In connection with the REIT Conversion, the REIT has filed a registration statement on Form S-4 containing a preliminary proxy statement of the Company and a definitive prospectus of the REIT with the SEC. The registration statement has not yet become effective, and this communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that the Company or the REIT may file with the SEC or send to shareholders in connection with the REIT Conversion. INVESTORS ARE URGED TO READ THE FORM S-4 (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REIT CONVERSION. You may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about the Company, the REIT and the REIT Conversion, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about the Company, the REIT and the REIT Conversion can be obtained without charge by directing a request to Secretary, Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113 or D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, at 48 Wall Street, New York, New York 10005; telephone: (866) 796-7179.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Participants in Solicitation

The Company, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of the Company’s common stock in respect of the REIT Conversion. In addition, the Company has engaged D.F. King to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Information about the directors and executive officers of the Company and their ownership of the Company’s stock is set forth in the proxy statement for the Company’s 2015 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of participants in the proxy solicitation, including their respective direct and indirect interests in the REIT Conversion by reading the proxy statement/prospectus regarding the REIT Conversion once it is finalized and other relevant materials filed with the SEC.

Item 9.01 Exhibits.
(d) Exhibits.

Exhibit No.		Description
2.1	—	Agreement and Plan of Merger, dated as of September 15, 2015, between Forest City Enterprises, Inc., Forest City Realty Trust, Inc., FCILP, LLC and FCE Merger Sub, Inc.
99.1	—	Press Release, dated September 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

Date:	September 15, 2015	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
2.1	—	Agreement and Plan of Merger, dated as of September 15, 2015, between Forest City Enterprises, Inc., Forest City Realty Trust, Inc., FCILP, LLC and FCE Merger Sub, Inc.
99.1	—	Press Release, dated September 15, 2015.